UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

American Realty Capital Properties, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Vote FOR the proposal to approve the issuance of shares of ARCP common stock to holders of common stock of Cole Real Estate Investments, Inc. pursuant to the merger agreement UNDERSTANDING THE MERGER American Realty Capital Properties, Inc. ("ARCP") (NASDAQ: ARCP) and Cole Real Estate Investments, Inc. (Cole) announced on October 23, 2013 that they signed a definitive merger agreement whereby ARCP will acquire all of the outstanding shares of Cole for stock and cash in a transaction valued at approximately $11.2 billion. This transaction is anticipated to close promptly after the January 23, 2014 special meeting, subject to receipt of ARCP and Cole stockholder approval and the satisfaction of the conditions of the merger agreement. The proxy materials were filed on December 23, 2013 and can be found here: http://tinyurl.com/nost2wa ARCP STOCKHOLDER BENEFITS WORLD'S LARGEST NET LEASE REIT: ARCP with Cole will create the world's largest net lease REIT DIVIDEND INCREASE: ARCP dividend per share is expected to increase to $1.00 upon completion of the merger, resulting in over a 6% increase SUPERIOR PORTFOLIO: Superior diversification by asset type tenancy, industry and geography, 47% investment grade tenancy, 99% occupied, 11 years remaining average lease term STRONG HUMAN CAPITAL: Unification of ARCP and Cole management teams forge competitive advantage from deep industry knowledge and broad industry relationships POTENTIAL FOR APPRECIATION: Following the merger, ARCP common stock has the potential for appreciation as a result of the larger size, capacity for growth, access to capital and other benefits from the merger CONSIDERATION TO BE PAID TO COLE STOCKHOLDERS Consideration per Cole Common Share: 1.0929 ARCP shares fixed exchange ratio or $13.82 cash Aggregate cash election limited to 20% (subject to proration)

ADDITIONAL INFORMATION AND WHERE TO FIND IT In connection with the proposed merger, ARCP and Cole filed a definitive joint proxy statement/prospectus with the U.S. Securities and Exchange Commission ("SEC") on December 23, 2013 and commenced mailing the definitive joint proxy statement/prospectus and a form of proxy to the stockholders of ARCP and Cole. These materials are not a substitute for the definitive joint proxy statement/prospectus or the Registration Statement on Form S-4 (File No. 333-192106) that ARCP filed with the SEC in connection with the proposed merger with Cole. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/ PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE PROPOSED MERGER, AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THE JOINT PROXY STATEMENT/ PROSPECTUS AND SUCH OTHER DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCP, COLE ANDTHE PROPOSED MERGER. The definitive joint proxy statement/ prospectus contains additional detail concerning the benefits of the proposed merger, the risks associated therewith and conflicts of interest. Investors and security holders will be able to obtain, without charge, a copy of the definitive joint proxy statement/prospectus and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. Copies of the documents filed by ARCP with the SEC are also available on ARCP's website at http://www.arcpreit. com, and copies of the documents filed by Cole with the SEC are available on Cole's website at www.colereit.com. PARTICIPANTS IN SOLICITATION ARCP, Cole, AR Capital, LLC and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ARCP and Cole's respective stockholders in respect of the proposed merger. Information regarding ARCP's directors and executive officers can be found in ARCP's definitive proxy statement filed with the SEC on April 30, 2013. Information regarding Cole's directors and executive officers can be found in Cole's definitive proxy statement filed with the SEC on April 11, 2013. Additional information regarding the interests of such potential participants is included in the joint proxy statement/prospectus, the registration statement and other relevant documents filed with the SEC in connection with the proposed Cole merger. These documents are available free of charge on the SEC's website and from the ARCP or Cole, as applicable, using the sources indicated above. FORWARD-LOOKING STATEMENTS Information set forth herein (including information included or incorporated by reference herein) contains "forward-looking statements" (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect ARCP and Cole's expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the transactions contemplated by any of the merger agreements will be consummated, the combined company's plans, market and other expectations, objectives, intentions, as well as any expectations or projections with respect to the combined company, including regarding future dividends and market valuations, and estimates of growth, including funds from operations and adjusted funds from operations and other statements that are not historical facts. The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of any of the merger agreements; (2) the inability to complete the Cole merger due to the failure to obtain ARCP and Cole stockholder approval of the Cole merger or the failure to satisfy other conditions to completion of the Cole merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Cole merger; (3) the inability to obtain the approval by American Realty Capital Trust IV, Inc.'s ("ARCT IV") stockholders of the ARCT IV merger; (4) risks related to disruption of management's attention from the ongoing business operations due to the proposed mergers; (5) the effect of the announcement of the proposed mergers on ARCP's, ARCT IV's or Cole's relationships with their respective customers, tenants, lenders, operating results and businesses generally; (6) the outcome of any legal proceedings relating to any of the mergers or the merger agreements; and (7) risks to consummation of the mergers, including the risk that the mergers will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in ARCP's and Cole's filings with the SEC, which are available at the SEC's website at www.sec.gov. ARCP and Cole disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.